Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,402	$13,074	$1,328	10.2%
International Package	4,817	3,705	1,112	30.0%
Supply Chain Solutions(2)	4,205	3,680	525	14.3%
Total revenue	23,424	20,459	2,965	14.5%

Operating expenses:
U.S. Domestic Package	12,835	11,892	943	7.9%
International Package	3,633	2,934	699	23.8%
Supply Chain Solutions(2)	3,698	3,421	277	8.1%
Total operating expenses	20,166	18,247	1,919	10.5%

Operating profit:
U.S. Domestic Package	1,567	1,182	385	32.6%
International Package	1,184	771	413	53.6%
Supply Chain Solutions(2)	507	259	248	95.8%
Total operating profit	3,258	2,212	1,046	47.3%

Other income (expense):
Other pension income (expense)	302	327	(25)	(7.6)%
Investment income and other	43	1	42	N/M
Interest expense	(167)	(183)	16	(8.7)%
Total other income (expense)	178	145	33	22.8%

Income before income taxes	3,436	2,357	1,079	45.8%

Income tax expense (benefit)	760	589	171	29.0%

Net income	$2,676	$1,768	$908	51.4%

Net income as a percentage of revenue	11.4%	8.6%

Per share amounts:
Basic earnings per share	$3.06	$2.04	$1.02	50.0%
Diluted earnings per share	$3.05	$2.03	$1.02	50.2%

Weighted-average shares outstanding:
Basic	875	866	9	1.0%
Diluted	878	869	9	1.0%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,675	$1,215	$460	37.9%
International Package	1,190	842	348	41.3%
Supply Chain Solutions(2)	408	267	141	52.8%
Total operating profit	3,273	2,324	949	40.8%

Total other income (expense)	$178	$145	$33	22.8%
Income before income taxes	$3,451	$2,469	$982	39.8%
Net income	$2,687	$1,851	$836	45.2%

Basic earnings per share	$3.07	$2.14	$0.93	43.5%
Diluted earnings per share	$3.06	$2.13	$0.93	43.7%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,456	$1,984	$472	23.8%
Deferred	1,313	1,298	15	1.2%
Ground	10,633	9,792	841	8.6%
Total U.S. Domestic Package	14,402	13,074	1,328	10.2%
International Package:
Domestic	936	719	217	30.2%
Export	3,674	2,824	850	30.1%
Cargo and Other	207	162	45	27.8%
Total International Package	4,817	3,705	1,112	30.0%
Supply Chain Solutions(1):
Forwarding	2,309	1,771	538	30.4%
Logistics	1,162	977	185	18.9%
Freight	297	724	(427)	(59.0)%
Other	437	208	229	110.1%
Total Supply Chain Solutions(1)	4,205	3,680	525	14.3%
Consolidated	$23,424	$20,459	$2,965	14.5%

Consolidated volume (in millions)	1,551	1,564	(13)	(0.8)%

Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,071	1,865	206	11.0%
Deferred	1,581	1,702	(121)	(7.1)%
Ground	16,856	17,560	(704)	(4.0)%
Total U.S. Domestic Package	20,508	21,127	(619)	(2.9)%
International Package:
Domestic	1,967	1,764	203	11.5%
Export	1,761	1,545	216	14.0%
Total International Package	3,728	3,309	419	12.7%
Consolidated	24,236	24,436	(200)	(0.8)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.53	$16.62	$1.91	11.5%
Deferred	12.98	11.92	1.06	8.9%
Ground	9.86	8.71	1.15	13.2%
Total U.S. Domestic Package	10.97	9.67	1.30	13.4%
International Package:
Domestic	7.44	6.37	1.07	16.8%
Export	32.60	28.56	4.04	14.1%
Total International Package	19.32	16.73	2.59	15.5%
Consolidated	$12.26	$10.63	$1.63	15.3%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$11,327	$10,843	$484	4.5%
Repairs and maintenance	599	554	45	8.1%
Depreciation and amortization	739	661	78	11.8%
Purchased transportation	4,446	3,716	730	19.6%
Fuel	915	499	416	83.4%
Other occupancy	402	355	47	13.2%
Other expenses	1,738	1,619	119	7.4%
Total operating expenses	$20,166	$18,247	$1,919	10.5%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$28,412	$24,530	$3,882	15.8%
International Package	9,424	7,088	2,336	33.0%
Supply Chain Solutions(2)	8,496	6,876	1,620	23.6%
Total revenue	46,332	38,494	7,838	20.4%

Operating expenses:
U.S. Domestic Package	25,486	22,984	2,502	10.9%
International Package	7,155	5,766	1,389	24.1%
Supply Chain Solutions(2)	7,668	6,460	1,208	18.7%
Total operating expenses	40,309	35,210	5,099	14.5%

Operating profit:
U.S. Domestic Package	2,926	1,546	1,380	89.3%
International Package	2,269	1,322	947	71.6%
Supply Chain Solutions(2)	828	416	412	99.0%
Total operating profit	6,023	3,284	2,739	83.4%

Other income (expense):
Other pension income (expense)	3,905	654	3,251	497.1%
Investment income and other	56	19	37	194.7%
Interest expense	(344)	(350)	6	(1.7)%
Total other income (expense)	3,617	323	3,294	N/M

Income before income taxes	9,640	3,607	6,033	167.3%

Income tax expense (benefit)	2,172	874	1,298	148.5%

Net income	$7,468	$2,733	$4,735	173.3%

Net income as a percentage of revenue	16.1%	7.1%

Per share amounts:
Basic earnings per share	$8.54	$3.16	$5.38	170.3%
Diluted earnings per share	$8.51	$3.14	$5.37	171.0%

Weighted-average shares outstanding:
Basic	874	865	9	1.0%
Diluted	878	869	9	1.0%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$3,138	$1,616	$1,522	94.2%
International Package	2,281	1,400	881	62.9%
Supply Chain Solutions(2)	803	425	378	88.9%
Total operating profit	6,222	3,441	2,781	80.8%

Total other income (expense)	$327	$323	$4	1.2%
Income before income taxes	$6,549	$3,764	$2,785	74.0%
Net income	$5,117	$2,851	$2,266	79.5%

Basic earnings per share	$5.85	$3.30	$2.55	77.3%
Diluted earnings per share	$5.83	$3.28	$2.55	77.7%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,787	$4,039	$748	18.5%
Deferred	2,573	2,495	78	3.1%
Ground	21,052	17,996	3,056	17.0%
Total U.S. Domestic Package	28,412	24,530	3,882	15.8%
International Package:
Domestic	1,864	1,407	457	32.5%
Export	7,167	5,385	1,782	33.1%
Cargo and Other	393	296	97	32.8%
Total International Package	9,424	7,088	2,336	33.0%
Supply Chain Solutions(1):
Forwarding	4,381	3,144	1,237	39.3%
Logistics	2,266	1,822	444	24.4%
Freight	1,064	1,490	(426)	(28.6)%
Other	785	420	365	86.9%
Total Supply Chain Solutions(1)	8,496	6,876	1,620	23.6%
Consolidated	$46,332	$38,494	$7,838	20.4%

Consolidated volume (in millions)	3,072	2,916	156	5.4%

Operating weekdays	127	128	(1)	(0.8)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,041	1,874	167	8.9%
Deferred	1,548	1,597	(49)	(3.1)%
Ground	16,842	16,114	728	4.5%
Total U.S. Domestic Package	20,431	19,585	846	4.3%
International Package:
Domestic	1,988	1,716	272	15.9%
Export	1,772	1,479	293	19.8%
Total International Package	3,760	3,195	565	17.7%
Consolidated	24,191	22,780	1,411	6.2%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.47	$16.84	$1.63	9.7%
Deferred	13.09	12.21	0.88	7.2%
Ground	9.84	8.72	1.12	12.8%
Total U.S. Domestic Package	10.95	9.79	1.16	11.8%
International Package:
Domestic	7.38	6.41	0.97	15.1%
Export	31.85	28.45	3.40	12.0%
Total International Package	18.91	16.61	2.30	13.8%
Consolidated	$12.19	$10.74	$1.45	13.5%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$22,810	$20,929	$1,881	9.0%
Repairs and maintenance	1,218	1,117	101	9.0%
Depreciation and amortization	1,461	1,309	152	11.6%
Purchased transportation	8,689	6,647	2,042	30.7%
Fuel	1,722	1,260	462	36.7%
Other occupancy	868	738	130	17.6%
Other expenses	3,541	3,210	331	10.3%
Total operating expenses	$40,309	$35,210	$5,099	14.5%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
June 30, 2021 (unaudited) and December 31, 2020

	June 30, 2021	December 31, 2020
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$9,608	$5,910
Marketable securities	346	406
Accounts receivables	10,260	10,888
Less: Allowance for credit losses	(123)	(138)
Accounts receivable, net	10,137	10,750
Assets held for sale	—	1,197
Other current assets	1,897	1,953
Total Current Assets	21,988	20,216
Property, Plant and Equipment, Net	32,631	32,254
Operating Lease Right-Of-Use Assets	3,568	3,073
Goodwill	3,357	3,367
Intangible Assets, Net	2,238	2,274
Investments and Restricted Cash	25	25
Deferred Income Tax Assets	187	527
Other Non-Current Assets	875	672
Total Assets	$64,869	$62,408

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,564	$2,623
Current maturities of operating leases	556	560
Accounts payable	6,563	6,455
Accrued wage and withholdings	3,737	3,569
Self-insurance reserves	1,110	1,085
Accrued group welfare and retirement plan contributions	884	927
Liabilities to be disposed of	—	347
Other current liabilities	1,356	1,450
Total Current Liabilities	15,770	17,016
Long-Term Debt and Finance Leases	21,027	22,031
Non-Current Operating Leases	3,038	2,540
Pension and Postretirement Benefit Obligations	7,675	15,817
Deferred Income Tax Liabilities	2,584	488
Other Non-Current Liabilities	3,953	3,847

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	1,329	865
Retained earnings	12,531	6,896
Accumulated other comprehensive loss	(3,064)	(7,113)
Deferred compensation obligations	16	20
Less: Treasury stock	(16)	(20)
Total Equity for Controlling Interest	10,805	657
Noncontrolling interests	17	12
Total Shareowners' Equity	10,822	669
Total Liabilities and Sharewoners' Equity	$64,869	$62,408

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Six Months Ended
	June 30,
	2021	2020
Cash Flows From Operating Activities:
Net income	$7,468	$2,733
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,461	1,309
Pension and postretirement benefit expense	(2,839)	321
Pension and postretirement benefit contributions	(276)	(263)
Self-insurance reserves	130	293
Deferred tax (benefit) expense	1,127	284
Stock compensation expense	521	368
Other (gains) losses	—	97
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	439	105
Other assets	169	301
Accounts payable	56	(617)
Accrued wages and withholdings	227	771
Other liabilities	(27)	239
Other operating activities	(2)	6
Net cash from operating activities	8,454	5,947

Cash Flows From Investing Activities:
Capital expenditures	(1,670)	(2,065)
Proceeds from disposal of businesses, property, plant and equipment	863	2
Purchases of marketable securities	(141)	(131)
Sales and maturities of marketable securities	214	241
Net change in finance receivables	16	16
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(5)	—
Other investing activities	(11)	(6)
Net cash used in investing activities	(734)	(1,943)

Cash Flows From Financing Activities:
Net change in short-term debt	498	(892)
Proceeds from long-term borrowings	—	4,436
Repayments of long-term borrowings	(2,599)	(1,826)
Purchases of common stock	—	(231)
Issuances of common stock	141	131
Dividends	(1,718)	(1,683)
Other financing activities	(360)	(334)
Net cash used in financing activities	(4,038)	(399)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	16	(29)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	3,698	3,576

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,910	5,238
End of period	$9,608	$8,814

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Six Months Ended
	June 30,
	2021	2020
Cash flows from operating activities	$8,454	$5,947
Capital expenditures	(1,670)	(2,065)
Proceeds from disposals of PP&E	15	2
Net change in finance receivables	16	16
Other investing activities	(11)	(6)
Free Cash Flow (Non-GAAP measure)	$6,804	$3,894

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Adjusted Total Debt / Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)
	Q3 2020	Q4 2020	Q1 2021	Q2 2021	TTM(1)

Net Income (loss)	$1,957	$(3,347)	$4,792	$2,676	$6,078
Add back:
Income tax expense (benefit)	568	(941)	1,412	760	1,799
Interest expense	176	175	177	167	695
Depreciation and amortization	677	712	722	739	2,850
EBITDA	3,378	(3,401)	7,103	4,342	11,422
Add back:
Transformation and other	44	833	184	15	1,076
Defined benefit plans mark-to-market losses	—	6,484	—	—	6,484
Deduct:
Defined benefit plans mark-to-market gain	—	—	(3,290)	—	(3,290)
Investment income and other	(338)	(334)	(326)	(345)	(1,343)
Adjusted EBITDA	$3,084	$3,582	$3,671	$4,012	$14,349

Debt and finance leases, including current maturities				$22,591	$22,591
Add back:
Non-current pension and postretirement benefit obligations				7,675	7,675
Adjusted total debt				$30,266	$30,266

Adjusted total adjusted debt/adjusted EBITDA					2.11

(1) Trailing twelve months (TTM) ended June 30th

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited):

	Three Months Ended June 30,
(in millions, except per share amounts)	2021			2020
	As-Reported (GAAP)	Transformation & Other Adj.(1)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation & Other Adj.(2)	As-Adjusted (Non-GAAP)

U.S. Domestic Package	$1,567	$108	1,675	$1,182	$33	$1,215
International Package	1,184	6	1,190	771	71	842
Supply Chain Solutions(3)	507	(99)	408	259	8	267
Operating profit	3,258	15	3,273	2,212	112	2,324
Other Income and (Expense):
Other pension income (expense)	302	—	302	327	—	327
Investment income and other	43	—	43	1	—	1
Interest expense	(167)	—	(167)	(183)	—	(183)
Total Other Income (Expense)	$178	$—	$178	$145	$—	$145
Income Before Income Taxes	3,436	15	3,451	2,357	112	2,469
Income Tax Expense	760	4	764	589	29	618
Net Income	$2,676	$11	$2,687	$1,768	$83	$1,851

Basic Earnings Per Share	$3.06	$0.01	$3.07	$2.04	$0.10	$2.14

Diluted Earnings Per Share	$3.05	$0.01	$3.06	$2.03	$0.10	$2.13

Weighted-average shares outstanding:
Basic	875			866
Diluted	878			869

(1) Transformation & Other of $15 million reflects a gain on the divestiture of UPS Freight of $101 million, other employee benefits costs of $55 million and other costs of $61 million.

(2) Transformation & Other of $112 million reflects other employee benefits costs of $81 million and other costs of $31 million.

(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited):

	Six Months Ended June 30,
(in millions, except per share amounts)	2021				2020
	As-Reported (GAAP)	Pension MTM Adj(1).	Transformation & Other Adj.(2)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation & Other Adj.(3)	As-Adjusted (Non-GAAP)

U.S. Domestic Package	$2,926	$—	212	$3,138	$1,546	$70	$1,616
International Package	2,269	—	12	2,281	1,322	78	1,400
Supply Chain Solutions(4)	828	—	(25)	803	416	9	425
Operating profit	6,023	—	199	6,222	3,284	157	3,441
Other Income and (Expense):
Other pension income (expense)	3,905	(3,290)	—	615	654	—	654
Investment income and other	56	—	—	56	19	—	19
Interest expense	(344)	—	—	(344)	(350)	—	(350)
Total Other Income (Expense)	$3,617	$(3,290)	$—	$327	$323	$—	$323
Income Before Income Taxes	9,640	(3,290)	199	6,549	3,607	157	3,764
Income Tax Expense	2,172	(788)	48	1,432	874	39	913
Net Income	$7,468	$(2,502)	$151	$5,117	$2,733	$118	$2,851

Basic Earnings Per Share	$8.54	$(2.86)	$0.17	$5.85	$3.16	$0.14	$3.30

Diluted Earnings Per Share	$8.51	$(2.85)	$0.17	$5.83	$3.14	$0.14	$3.28

Weighted-average shares outstanding:
Basic	874				865
Diluted	878				869

(1) Represents a mark-to-market gain recognized outside of a 10% corridor to the UPS IBT Pension Plan

(2) Transformation & Other of $199 million reflects a gain on the divestiture of UPS Freight of $101 million net of previously-recognized valuation allowance of $66 million, other employee benefits costs of $131 million and other costs of $103 million.

(3) Transformation & Other of $157 million reflects other employee benefits costs of $93 million and other costs of $64 million.

(4) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Second Quarter
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	June 30				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.44	$6.37	16.8%	$(0.66)	$6.78	6.4%
Export	32.60	28.56	14.1%	(1.15)	31.45	10.1%
Total International Package	$19.32	$16.73	15.5%	$(0.89)	$18.43	10.2%

Consolidated	$12.26	$10.63	15.3%	$(0.14)	$12.12	14.0%

	Three Months Ended				Currency
	June 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$14,402	$13,074	10.2%	$—	$14,402	10.2%
International Package	4,817	3,705	30.0%	(218)	4,599	24.1%
Supply Chain Solutions(3)	4,205	3,680	14.3%	(64)	4,141	12.5%
Total revenue	$23,424	$20,459	14.5%	$(282)	$23,142	13.1%

	Three Months Ended				Currency
	June 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,675	$1,215	37.9%	$—	$1,675	37.9%
International Package	1,190	842	41.3%	(42)	1,148	36.3%
Supply Chain Solutions(3)	408	267	52.8%	6	414	55.1%
Total operating profit	$3,273	$2,324	40.8%	$(36)	$3,237	39.3%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences

(2) Amounts adjusted for transformation & other

(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Six Months Ended				Currency
	June 30				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.38	$6.41	15.1%	$(0.56)	$6.82	6.4%
Export	31.85	28.45	12.0%	(1.10)	30.75	8.1%
Total International Package	$18.91	$16.61	13.8%	$(0.81)	$18.10	9.0%

Consolidated	$12.19	$10.74	13.5%	$(0.13)	$12.06	12.3%

	Six Months Ended				Currency
	June 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$28,412	$24,530	15.8%	$—	$28,412	15.8%
International Package	9,424	7,088	33.0%	(394)	9,030	27.4%
Supply Chain Solutions(3)	8,496	6,876	23.6%	(109)	8,387	22.0%
Total revenue	$46,332	$38,494	20.4%	$(503)	$45,829	19.1%

	Six Months Ended				Currency
	June 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$3,138	$1,616	94.2%	$—	$3,138	94.2%
International Package	2,281	1,400	62.9%	(81)	2,200	57.1%
Supply Chain Solutions(3)	803	425	88.9%	8	811	90.8%
Total operating profit	$6,222	$3,441	80.8%	$(73)	$6,149	78.7%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences

(2) Amounts adjusted for transformation & other

(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - as of June 30, 2021
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	70	—	2	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	22	—	6	—
Other	—	294	—	—
Total	282	294	8	—

Certain prior year amounts have been reclassified to conform to the current year presentation.